Exhibit 99.1
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                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") of TF Financial Corporation (the "Company") as filed with the Securities and Exchange Commission on the date hereof, we, John R. Stranford, President and Chief Executive Officer, and Dennis R. Stewart, Senior Vice President and Chief Financial Officer (Principal Accounting Officer), hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                     /s/ John R. Stranford
                                     ---------------------
Date:      August 9, 2002            John R. Stranford
    ---------------------
                                     President and CEO
                                     (Principal Executive Officer)


                                     /s/ Dennis R. Stewart
                                     ---------------------
Date:      August 9, 2002            Dennis R. Stewart
     --------------------
                                     Senior Vice President and
                                     Chief Financial Officer
                                     (Principal Financial & Accounting Officer)


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